UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2023

Inspirato Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-39791	85-2426959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1544 Wazee Street Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

(303) 586-7771

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	ISPO	The Nasdaq Stock Market LLC
Warrants to purchase Class A common stock	ISPOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Director

Effective December 31, 2023. Effective December 31, 2023, the Board of Directors (the “Board”) of Inspirato Incorporated (the “Company”) appointed John. Melicharek to serve as a Class III director, with a term expiring at the Company’s 2026 annual meeting of stockholders.

Mr. Melicharek recently retired as a Partner at the law firm BakerHostetler, where he had worked since 1995 focusing his law practice primarily on transactions within the hospitality industry and was the Leader of BakerHostetler’s Hospitality Industry team for 23 years. M. Mr. Melicharek holds over 40 years’ experience advising clients on business and transactional matters, including in real estate, finance, management and similar transactional matters, and has provided invaluable guidance during business acquisitions, dispositions and joint ventures. Mr. Melicharek holds a J.D. from Seton Hall University School of Law, where he graduated cum laude.

There are no arrangements or understandings between Mr. Melicharek n and any other person pursuant to which Mr. Melicharek was selected as a director. In addition, there are no transactions in which Mr. Melicharek has an interest that would require disclosure under Item 404(a) of Regulation S-K.

Mr. Melicharek will receive compensation for his service pursuant to the Company’s Outside Director Compensation Policy, a copy of which is filed as Exhibit 10.14 to the Company’s Registration Statement on Form S-1 (File No. 333-264598). This includes an annual cash retainer of $40,000, and an annual Inspirato travel benefit. The annual Inspirato travel benefit includes: (i) either one (1) subscription to Inspirato Pass with an aggregate value of $26,500 per year or one (1) Club Membership with $26,500 of Travel Credits, with an aggregate value of $26,500; (ii) Inspirato Avanti Rewards status; (iii) a seven (7) night Inspirato FAM trip; and (iv) the ability to book Inspirato leased properties within 72 hours with no booking cost charged, for service as a non-employee director. Mr. Melicharek executed the Company’s standard form of indemnification agreement, a copy of which will be filed as an Exhibit to the Company’s Registration Statement on Form S-1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSPIRATO INCORPORATED
Dated: January 5, 2024
	By:	/s/ Eric Grosse
		Name:	Eric Grosse
		Title:	Chief Executive Officer